Hartford Life Insurance Company Separate Account VL I:

333-50280	Stag Accumulator Variable Universal Life (Series I)
333-94617	Stag Protector Variable Universal Life (Series I)
033-53692	Stag Variable Life
333-07465	Stag Variable Life Artisan

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-82866	Stag Wall Street Variable Universal Life (Series I)
333-93319	Stag Accumulator Variable Universal Life (Series I)
333-83057	Stag Protector Variable Universal Life (Series I)
033-61267	Stag Variable Life

Hartford Life Insurance Company Separate Account VL II:

333-88261	Stag Variable Life Last Survivor II (Series I)
033-89990	Stag Variable Life Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373	Stag Variable Life Last Survivor II (Series I)
033-89988	Stag Variable Life Last Survivor

Hartford Life Insurance Company Separate Account Five:

333-36203	Director Life (Series II)
033-83654	Director Life (Series I)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-36349	Director Life (Series II)
033-83650	Director Life (Series I)

Supplement Dated June 7, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated June 7, 2007 to your Prospectus

Hartford Global Leaders HLS Fund

Effective on July 27, 2007, The Board of Directors approved a name change of the Hartford Global Leaders HLS Fund to the Hartford Global Growth HLS Fund.  All references in your prospectus to the Hartford Global Leaders HLS Fund should be deleted and replaced with the Hartford Global Growth HLS Fund.

In the section entitled “Allocation of Premium Payments,” under the sub-section entitled “Wire,” delete the second sentence of the first paragraph and replace with the following:

To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

This supplement should be retained with the prospectus for future reference.

HV-6129